October 4, 2011

Supplement

SUPPLEMENT DATED OCTOBER 4, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY SPECIAL GROWTH FUND
Dated June 30, 2011

The last sentence of the third paragraph under the section entitled "Fund Summary — Principal Investment Strategies" is deleted and replaced with the following:

The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

The following is added as the last sentence of the third paragraph under the section entitled "Fund Summary — Principal Investment Strategies":

The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The last sentence of the sixth paragraph under the section entitled "Fund Details — Additional Information about the Fund's Investment Objective, Strategies and Risks — Principal Investment Strategies" is deleted and replaced with the following:

The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

The following is added as the last sentence of the sixth paragraph under the section entitled "Fund Details — Additional Information about the Fund's Investment Objective, Strategies and Risks — Principal Investment Strategies":

The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The following is added after the last paragraph under the section entitled "Fund Details — Additional Information about the Fund's Investment Objectives, Strategies and Risks — Principal Risks — Foreign and Emerging Market Securities":

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The following is added after the fourth paragraph under the section entitled "Fund Details — Additional Information about the Fund's Investment Objectives, Strategies and Risks — Principal Risks — Derivatives":

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a

October 4, 2011

Supplement

specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SMPSPT 9/11